                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                January 5, 1998


                           HARMONIC LIGHTWAVES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-25826                                     77-0201147
     ---------------------                ------------------------------------
     (Commission File No.)                (IRS Employer Identification Number)



                                 549 Baltic Way
                          Sunnyvale, California  94089
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (408) 542-2500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 2.  Acquisition or Disposition of Assets

         On January 5, 1998, pursuant to a Stock Purchase Agreement (the "Purchase Agreement") dated as of September 16, 1997, as amended on November 25, 1997 among Harmonic Lightwaves, Inc., a Delaware corporation (the "Registrant"), N.M. New Media Communication Ltd., a corporation organized under the laws of Israel ("NMC"), and each shareholder of NMC (collectively, the "Sellers"), the Sellers sold, and the Registrant purchased, all of the issued and outstanding securities of NMC (the "Acquisition") and NMC became a wholly-owned subsidiary of the Registrant. The Acquisition will be accounted for under the purchase method of accounting. NMC will continue to operate out of its headquarters in Israel.

         In connection with the Acquisition, each outstanding Ordinary Share of NMC ("NMC Ordinary Share"), was exchanged for approximately 693.8 shares of Common Stock of the Registrant ("Registrant Common Stock"), and cash in the amount of approximately $0.6684, resulting in the issuance of an aggregate of 1,037,911 shares of Registrant Common Stock and the payment by Registrant of an aggregate of $1,000. In addition, each outstanding option to purchase an NMC Ordinary Share was assumed by the Registrant and substituted with an option to purchase 693.8 shares of Registrant Common Stock, with the exercise price adjusted accordingly.

         NMC develops broadband data communications technologies, offering commercially available, high-speed solutions on all broadband platforms. In 1996, NMC began deployment of its systems in the United States, Europe, Asia and the Middle East.

         Harmonic is a worldwide supplier of highly integrated fiber optic transmission, digital headend and element management systems for the delivery of interactive services over broadband networks. Harmonic designs, manufactures and markets optical transmitters, nodes, receivers, digital video compression and modulation equipment and element management hardware and software. These products are used by major communications providers, such as cable television operators, in bi-directional networks.

Item 7.  Financial Statements

                 (a)      Financial Statements of NMC

                          It is impracticable for the Registrant to provide
                 financial statements for the business acquired at this time. Such financial statements shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

                 (b)      Pro Forma Financial Information

                          It is impracticable for the Registrant to provide Pro
                 Forma financial information assuming a business combination between the Registrant and NMC at this time. Such Pro Forma financial information shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

                 (c)      Exhibits

                          2.1 Stock Purchase Agreement dated as of September 16, 1997 among Registrant, NMC and the Sellers, including Exhibit 2.4(a)(iv) attached thereto.(1)

                          2.2 First Amendment to Stock Purchase Agreement dated November 25, 1997 among Registrant, NMC and the Sellers.





























__________________________________

        (1) Incorporated by reference to the Registrant's Current Report on 8-K filed with the Securities and Exchange Commission on September 29, 1997.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HARMONIC LIGHTWAVES, INC.


Dated:  January 6, 1998               By: /s/ Anthony J. Ley
                                          -------------------------------------
                                          Anthony J. Ley
                                          President and Chief Executive Officer

                              HARMONIC LIGHTWAVES


                           CURRENT REPORT ON FORM 8-K

                               INDEX TO EXHIBITS




Exhibit No.              Description

2.1 Stock Purchase Agreement (the "Purchase Agreement") dated as of September 16, 1997 among Harmonic Lightwaves, Inc. ("Registrant"), N.M. New Media Communication Ltd. ("NMC") and each shareholder of NMC, including Exhibit 2.4(a)(iv) attached thereto.(1)

2.2 First Amendment to Stock Purchase Agreement dated November 25, 1997 among Registrant, NMC and each shareholder of NMC.

























__________________________________

        (1) Incorporated by reference to the Registrant's Current Report on 8-K filed with the Securities and Exchange Commission on September 29, 1997.